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                              ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 6, 1995 appearing on page 31 of the Annual Report on Form 10-K of Ceradyne, Inc. for the year ended December 31, 1994.


                                     ARTHUR ANDERSEN LLP


Orange County, California
June 30, 1995